SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K/A




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): April 22, 1997



                                LOTTOWORLD, INC.
             (Exact Name of Registrant as Specified in its Charter)



                                     FLORIDA
                 (State or Other Jurisdiction of Incorporation)


             0-25624                                    65-0399794
      (Commission File No.)                  (IRS Employer Identification No.)


  Suite 200, 2150 Goodlette Road, Naples, Florida          34102
     (Address of Principal Executive Offices)            (Zip Code)


                                 (941) 643-1677
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.     OTHER EVENTS


      On April 30, 1997, the Company filed a Current Report on Form 8-K/A in which was included the sale of Convertible Preferred Stock. This transaction has been cancelled and the Company is filing this amended Report.

      The Company is filing a Current Report on Form 8-K to summarize all the transactions to equity which have occurred subsequent to March 31, 1997. These transactions of the Company, some of which were itemized in the Annual Report on Form 10-KSB for the year ended December 31, 1996 are:

      The Company exchanged 200,000 shares of its common stock for printing services worth an estimated $101,000.

      On April 9, 1997, the Company acquired 4,000,000 shares of the common stock of Sound Money Investors, Inc. ("SMI")with a market value of $500,000 in exchange for 516,129 shares of common stock of the Company.

      Holders of 41,667 shares of the Company's Series A Redeemable Convertible Preferred Stock(with a redeemable value of $250,000) converted those shares into 307,052 shares of the common stock, $.001 par value per share, of the Company.

      The following table sets forth as of March 31, 1997; (I)an unaudited condensed consolidated Balance Sheet of the Company; and (ii) the pro-forma unaudited condensed consolidated Balance Sheet to give effect to the subsequent transactions:

                                                    March 31, 1997 (Unaudited)
                                                 ------------------------------
                                                     Actual           Pro-forma
                                                 ------------       -----------
Current assets
         Cash and cash equivalents               $     18,633       $   268,633
         Accounts receivable, net                     287,644           287,644
         Prepaid expenses                             279,281           279,281
         Investment, at cost                                            500,000
                                                 ------------       -----------
                                                      585,558         1,335,558

Restricted cash                                     1,000,020           750,020
Accounts receivable, officers                          58,375            58,375
Furniture, fixtures and equipment, net                328,128           328,128
Other assets                                           26,820            26,820
                                                 ------------       -----------
                                                 $  1,998,901       $ 2,498,901
                                                 ============       ===========


Current liabilities:
         Current maturities of long-term debt    $     16,667       $    16,667
         Accounts payable                             771,701           670,457
         Accrued expenses                             192,211           192,211
         Deferred revenues                            332,313           332,313
         Dividends payable                             25,000            25,000
                                                 ------------       -----------
                                                    1,337,892         1,236,648

Long Term Debt, less current maturities               504,213           504,213

Redeemable convertible preferred stock              1,000,020           750,020

Shareholders' equity

         Common stock                                   6,599             7,622
         Additional paid-in capital                12,766,436        13,616,657
         Accumulated deficit                      (13,582,185)      (13,582,185)
         Less treasury stock                          (34,074)          (34,074)
                                                 ------------      ------------
                                                     (843,224)            8,020
                                                 ------------      ------------
                                                 $  1,998,901      $  2,498,901
                                                 ============      ============
                                       -3-

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LOTTOWORLD, INC.

                                    By: s/ Stuart Dubow
                                        ------------------------------
                                           Stuart Dubow
                                           Chief Financial Officer and
                                           Senior Vice President


Date:   May 15, 1997